UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                      Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

urban-gro, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

URBAN-GRO, INC.

1751 Panorama Point

Unit G

Lafayette, Colorado 80026

To our Stockholders:

On behalf of our Board of Directors, I cordially invite you to attend the 2020 Annual Meeting of Stockholders of urban-gro, Inc. (the “Annual Meeting”). Due to public health concerns related to the coronavirus (COVID-19) pandemic and to support the health and welfare of our stockholders and associates, the Annual Meeting will be held virtually via live webcast on the internet on May 28, 2020, at 10:00 a.m., Mountain Time. During the Annual Meeting, we will discuss the items of business described in the accompanying Notice of Annual Meeting and Proxy Statement, update you on important developments in our business and respond to any questions that you may have about us.

Information about the matters to be acted upon at the Annual Meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement. You are encouraged to vote, regardless of the number of shares that you own. You may vote your shares of common stock no later than May 27, 2020 by (i) signing, dating, and mailing the proxy card in the envelope provided or faxing the completed proxy card to 202-521-3464, (ii) going to www.iproxydirect.com/ugro to vote using the Internet, or (iii) calling 1-866-752-8683 to vote via telephone. Your vote is very important. Please take a moment now to cast your vote whether or not you plan to attend the Annual Meeting. You may still vote at the virtual Annual Meeting, even if you return the proxy card.

Thank you for the support of our company.

Yours truly,

/s/ Bradley J. Nattrass
Bradley J. Nattrass
Chairperson of the Board of Directors

URBAN-GRO, INC.

1751 Panorama Point

Unit G

Lafayette, Colorado 80026

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 28, 2020

NOTICE IS HEREBY GIVEN that an Annual Meeting (the “Annual Meeting”) of the holders of common stock of urban-gro, Inc. (the “Company”) will be held virtually via live webcast on the internet on May 28, 2020, at 10:00 a.m., Mountain Time. Due to public health concerns related to the coronavirus (COVID-19) pandemic and to support the health and welfare of our stockholders and associates, the Annual Meeting will be held in a completely virtual format through a live webcast. You will not be able to attend the Annual Meeting physically. At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions by visiting https://www.issuerdirect.com/virtual-event/ugro. We believe that the virtual format will provide a consistent experience to our stockholders and allow all stockholders to participate in the Annual Meeting regardless of location.

The Annual Meeting is being held for the following purposes:

1.	to elect six (6) directors to the Board of Directors (the “Board”), each to serve for a term of one year or until their respective successors are elected and qualified;

2.	to ratify the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

3.	to transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board recommends a vote “FOR” each director nominee and “FOR” Proposal 2.

The Board has fixed the close of business on May 5, 2020 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours, subject to complying with applicable social distancing restrictions and guidelines, for the 10 calendar days prior to and during the Annual Meeting.

It is important that your shares of common stock be represented at the Annual Meeting. You may vote your shares of common stock no later than May 27, 2020 by (i) signing, dating, and mailing the proxy card in the envelope provided or faxing the completed proxy card to 202-521-3464, (ii) going to www.iproxydirect.com/ugro to vote using the Internet, or (iii) calling 1-866-752-8683 to vote via telephone. Voting in one of these ways will ensure that your shares of common stock are represented at the Annual Meeting. If you attend the virtual Annual Meeting and wish to participate by voting electronically during the virtual Annual Meeting, you may revoke your previously submitted proxy as described in the proxy statement.

To attend and participate in the virtual Annual Meeting, you will need the control number included on your proxy card. For additional information regarding how to participate in the virtual meeting format, please see “How can I attend the virtual Annual Meeting?” on page 3 of the proxy statement.

By Order of the Board of Directors,

Bradley J. Nattrass

Chairperson of the Board of Directors

May 18, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 28, 2020: Our Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report to Stockholders for the year ended December 31, 2019 are also available at https://urban-gro.com/investors/.

URBAN-GRO, INC.

1751 Panorama Point

Unit G

Lafayette, Colorado 80026

PROXY STATEMENT

DATED MAY 18, 2020

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 28, 2020

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the Company,” or “urban-gro” refer to urban-gro, Inc., a Colorado corporation. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share, including restricted shares of common stock (the “Common Stock”).

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of your proxy by the board of directors (the “Board”) and management on behalf of the Company, to be voted at the 2020 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on May 28, 2020, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournments or postponements of that meeting. This Proxy Statement and accompanying form of proxy are expected to be mailed or made available to stockholders on or about May 18, 2020.

When proxies are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted “FOR” the election of the director nominees and “FOR” the ratification of the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 28, 2020: Our Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report to Stockholders for the year ended December 31, 2019 (the “Annual Report”) are also available at https://urban-gro.com/investors/.

ABOUT THE ANNUAL MEETING

The Annual Meeting will be held on Thursday, May 28, 2020 at 10:00 a.m. Mountain Time. Due to public health concerns related to the coronavirus (COVID-19) pandemic and to support the health and welfare of our stockholders and associates, the Annual Meeting will be held in a completely virtual format through a live webcast. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the registered office of the Company during regular business hours, subject to complying with applicable social distancing restrictions and guidelines, and online at the Annual Meeting. The executive offices of the Company are located at, and the mailing address of the Company is, 1751 Panorama Point, Unit G, Lafayette, Colorado 80026.

1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What will stockholders be voting on at the Annual Meeting?

1.	To elect six (6) directors to the Board, each to serve for a term of one year or until their respective successors are elected and qualified;

2.	To ratify the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

3.	To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Who is entitled to vote at the Meeting and how many votes do they have?

Common stockholders of record at the close of business on May 5, 2020 (the “Record Date”), may vote at the Annual Meeting. Each share of Common Stock has one vote. There were 28,709,312 shares of our Common Stock outstanding on the Record Date.

What percentage of our Common Stock do the directors and executive officers own?

Our directors and executive officers own 74% of our issued and outstanding shares of Common Stock in the aggregate.

How do I vote?

You may vote by proxy or electronically at the virtual Annual Meeting. We suggest that you vote by proxy even if you plan to attend the virtual Annual Meeting. If you are the stockholder of record, you can vote by proxy either by direct mail, fax, the Internet or telephone. Simply complete, sign and date the enclosed proxy card and return it in the postage-paid, self-addressed envelope provided or fax the completed card to 202-521-3464. To vote using the Internet, please go to www.iproxydirect.com/ugro. To vote via telephone, please call 1-866-752-8683. To vote via the Internet or telephone, you will need the control and request numbers included on your proxy card. If you are not the record holder of your shares of Common Stock, please follow the instructions provided by your broker, bank or other nominee.

All shares of Common Stock represented by a proxy received by 11:59 p.m. Eastern time on May 27, 2020 will be voted as specified in the proxy, unless validly revoked as described below. If you return a proxy and do not specify your vote, your shares will be voted as recommended by the Board.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. If you complete and return the enclosed proxy card, your shares will be voted in accordance with your instructions by the proxies identified on the proxy card.

By completing and returning this proxy card, who am I designating as my proxy?

You will be designating Bradley J. Nattrass, our Chief Executive Officer, or Richard (Dick) A. Akright, our Chief Financial Officer, as your proxy. Either one of these officers may act on your behalf and will have the authority to appoint a substitute to act as proxy.

2

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card. We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. If, however, other matters are properly brought before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting, the persons appointed as proxies will have, unless the terms of their appointment otherwise provide, discretionary authority to vote the shares represented by proxies in accordance with their discretion and judgment.

How do I change or revoke my proxy?

You may change or revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	executing and delivering another later dated proxy card;

•	notifying the Company’s Corporate Secretary, in writing that you are changing or revoking your proxy; or

•	attending and voting electronically at the virtual Annual Meeting.

Attendance at the virtual Annual Meeting will not itself revoke a proxy. All signed proxies that have not been revoked will be voted at the Annual Meeting. If your proxy contains any specific instructions, they will be followed.

How can I attend the vote at the virtual Annual Meeting?

The Annual Meeting will be held on May 28, 2020, at 10:00 a.m. Mountain Time in a virtual online format. To attend and participate in the Annual Meeting, stockholders will need to access the virtual webcast of the meeting. To do so, stockholders of record will need to log in at https://www.issuerdirect.com/virtual-event/ugro using their control number provided to them in the proxy card. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares.

Can I ask questions at the Annual Meeting?

Yes, as part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the Annual Meeting in accordance with the rules of conduct for the Annual Meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders who log in using their unique control number, which appears on the proxy card sent to such stockholder, will be able to ask questions at the Annual Meeting.

What if during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Who will count the votes?

An inspector of election designated by the Board will count the votes.

3

What constitutes a quorum?

A quorum, which is necessary to conduct business at the Annual Meeting, constitutes a majority of the outstanding shares of our Common Stock entitled to be cast at the Annual Meeting, present or represented by proxy. If you sign and return your proxy card, your shares will be counted in determining the presence of a quorum, even if you abstain from voting. If a quorum is not present at the Annual Meeting, the Chairperson of the Annual Meeting or the stockholders present electronically or by proxy may adjourn the Annual Meeting to a date not more than 120 days after the Record Date, until a quorum is present.

What are my voting choices when voting on director nominees, and what vote is needed to elect directors?

When voting on the election of director nominees to serve until the 2021 Annual Meeting of Stockholders or until their respective successors are elected and qualified, you may:

•	vote “FOR” any nominee;
•	vote “AGAINST” any nominee; or
•	“ABSTAIN” from voting for or against any nominee.

A nominee is elected to the Board if a plurality of votes cast in the election of directors is cast “FOR” the nominee. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal. In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board chooses a substitute nominee, the shares represented by a proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

The Board recommends that the stockholders vote “FOR” all of the nominees.

What are my voting choices when voting on the ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm?

When voting on the ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm, you may:

•	vote “FOR” the ratification;
•	vote “AGAINST” the ratification; or
•	“ABSTAIN” from voting for or against the ratification.

The affirmative vote of a majority of the votes cast is required for approval of the ratification of BF Borgers CPA PC. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the ratification of BF Borgers CPA PC.

What vote is required to approve each Proposal?

Proposal No. l. Election of Directors. The election of each director nominee requires the affirmative vote of a plurality of the votes cast, if a quorum is present, in the election of directors.

4

Proposal No. 2. Ratification of Auditors. An affirmative vote of a majority of the votes cast at the Annual Meeting, if a quorum is present, is required for ratification of the selection of BF Borgers CPA PC, as independent auditors for the fiscal year ending December 31, 2020.

What if I do not specify a choice for a matter when returning a proxy?

If you sign your proxy but do not give voting instructions, the individuals named as proxy holders on the proxy card will vote “FOR” the election of all nominees, and “FOR” the ratification of BF Borgers CPA PC and in their discretion on any other matters that may properly come before the Annual Meeting.

Will my shares be voted if I do not provide my proxy or vote at the Annual Meeting?

If you do not provide your proxy or vote at the Annual Meeting and you are a stockholder whose shares of Common Stock are registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., your shares of Common Stock will not be voted.

If you do not provide your proxy or vote at the Annual Meeting and you are a stockholder whose shares of Common Stock are held in street name with a bank, brokerage firm or other nominee (i.e., in “street name”), your nominee may vote your shares in its discretion on Proposal 2, the ratification of the appointment of the Company’s independent registered public accounting firm, as the ratification of our independent registered public accounting firm is a “routine matter” on which nominees are permitted to vote on behalf of their clients if no voting instructions are furnished.

A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular matter, such as Proposal 1, and has not received instructions from the beneficial owner. Broker “non-votes” are counted as present for purposes of establishing a quorum. Broker “non-votes” will have no effect on the outcome of Proposal 1 and are not applicable to Proposal 2 as described above.

Who is soliciting my proxy, how is it being solicited and who pays the cost?

The Board is soliciting your proxy for the Annual Meeting. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone, facsimile or other electronic means. We pay the cost of soliciting proxies and may use employees to solicit proxies and also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our Common Stock.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts with our transfer agent, and to vote all your shares you will need to sign and return all proxy cards.

Multiple Stockholders Sharing One Address

In accordance with Rule 14a-3(e)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), one Proxy Statement and one Annual Report or one Notice may be delivered to two or more stockholders who share an address in the United States, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly upon written or oral request a separate copy of the Proxy Statement and the Annual Report or Notice at a shared address to which a single copy of the Proxy Statement and the Annual Report or Notice was delivered. Requests for additional copies of the Proxy Statement and the Annual Report or Notice, and requests that in the future separate Proxy Statements and Annual Reports or Notices be sent to stockholders who share an address, should be directed to the Company’s Corporate Secretary, urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, or at telephone number (720) 390-3880. In addition, stockholders who share a single address in the United States but receive multiple copies of the Proxy Statement and the Annual Report or Notice may request that they receive a single copy in the future by contacting the Company at the address and phone number set forth in the prior sentence.

5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company’s only outstanding class of voting securities is its Common Stock. The following table sets forth information known to the Company about the beneficial ownership of its Common Stock on May 5, 2020 by (i) each current director and director nominee; (ii) each named executive officer ; and (iii) all of the Company’s executive officers and directors as a group. Other than as set forth below, no person known to us beneficially owns 5% or more of the outstanding Common Stock as of May 5, 2020.

Unless otherwise indicated in the footnotes, each person listed in the following table has sole voting power and investment power over the Common Stock listed as beneficially owned by that person. Percentages of beneficial ownership are based on 28,709,312 Common Stock outstanding on May 5, 2020. Unless otherwise indicated in the footnotes, the address for each listed person is urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026.

	Shares Beneficially Owned(1)
Name of Beneficial Owner	Number	Percent
Bradley J. Nattrass(2)	9,569,684	33%
Richard (Dick) A. Akright	3,125	*
Jonathan Nassar	108,333	*
Mark Doherty	236,242	1%
James H. Dennedy(3)	195,000	1%
Lance Galey	115,000	*
Octavio Gutierrez	9,569,684	33%
James R. Lowe(4)	889,775	3%
Lewis O. Wilks	128,334	*

All executive officers and directors as a group (10 persons)	21,315,177	74%

*	Less than 1% of the outstanding Common Stock.

(1)	Beneficial ownership as reported in the table has been determined in accordance with Rule 13d-3 under the Exchange Act and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares of Common Stock shown as beneficially owned includes shares of Common Stock which may not be beneficially owned but over which a person would be deemed to exercise control or direction. The number of shares of Common Stock shown as beneficially owned includes shares of Common Stock subject to stock options exercisable and restricted stock units that were outstanding on May 5, 2020 and that will vest within 60 days of May 5, 2020. Shares of Common Stock subject to stock options exercisable and restricted stock units that will vest within 60 days after May 5, 2020 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person.
(2)	Mr. Nattrass pledged his 9,569,684 shares of Common Stock to Bridging Finance Inc. as security for loans provided by Bridging Finance Inc. to the Company under a term loan facility and revolving credit facility as further described in Note 17 to the consolidated financial statements included in the Annual report.
(3)	Includes 75,000 shares owned by HMG MRB Partners of which Mr. Dennedy is a partner and may be deemed to be the beneficial owner.
(4)	Mr. Lowe is the sole equity holder of Cloud9 Support, LLC and as such may be deemed to beneficially own 644,775 shares held by Cloud9 Support, LLC.

6

ELECTION OF DIRECTORS

(Proposal 1)

The Company’s Board currently consists of seven members. Mr. Octavio Gutierrez is not a nominee for re-election at the Annual Meeting. Mr. Akright was appointed to the Board in February 2020 and the remaining five members of the Board are standing for re-election at the Annual Meeting.

The persons whose names are listed below (“Director Nominees”) have been nominated for election as directors by the Board to serve for a term of office to expire at the 2021 Annual Meeting of Stockholders, with each to hold office until his successor has been duly elected or appointed. Each Director Nominee has expressed his intention to serve the entire term for which election is sought.

The Board recommends a vote “FOR” each of the Director Nominees. The persons named in the accompanying proxy card will vote “FOR” the election of the Director Nominees unless stockholders specify otherwise in their proxies. If any Director Nominee at the time of election is unable to serve, or otherwise is unavailable for election, and if other nominees are designated by the Board, the persons named as proxy holders on the accompanying proxy card intend to vote for such nominees. Management is not aware of the existence of any circumstance, which would render the Director Nominees named below unavailable for election.

Director Nominees

The following table and text set forth the name, age, position with the Company, and terms of service of each Director Nominee as of May 13, 2020:

Name	Age	Position	Director Since
Bradley J. Nattrass	47	Chairman of the Board and Chief Executive Officer	2018

Richard (Dick) A. Akright	61	Chief Financial Officer	2020

James H. Dennedy(1)(2)(3)	54	Director	2018

Lance Galey (2)(3)	44	Director	2018

James R. Lowe (1)	40	Director	2018

Lewis O. Wilks (1)(2)(3)	66	Director	2018

(1)	Member of the Corporate Governance and Nominating Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.

7

Information with respect to the securities beneficially owned by each of the Director Nominees can be found under the heading “Security Ownership of Certain Beneficial Owners and Management.” The following sets forth the biographical background information for each Director Nominee. In addition, the biographies of the Director Nominees include a brief description of the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a director. In addition to the specific experience, qualifications, attributes, and skills described below, all of the Director Nominees have the professional experience and personal character that make them highly qualified Director Nominees for the Company and collectively comprise an experienced board that works well together as a whole.

Bradley J. Nattrass is one of our founders and was our Managing Member from March 2014 until March 2017 when we converted to a corporation and he became our Chief Executive Officer and our Chairman. From October 2015 to August 2016, he was the Managing Member of enviro-glo, LLC, a Colorado limited liability company engaged in the manufacturing and branding of commercial lighting products. Previously, from January 2012 through August 2016, he was the Managing Member of Bravo Lighting, LLC, a Colorado limited liability company engaged in the distribution of commercial lighting products. From April 2011 to January 2014, he was a Vice President for Barbeque Wood Flavors, Inc., a Texas corporation engaged in the manufacturing, import and sale of barbeque grilling products. Mr. Nattrass received a Bachelor of Commerce degree from the University of Calgary in marketing in 1995 and an MBA from the University of Phoenix in 2001. Mr. Nattrass brings executive leadership experience, organizational experience, and extensive experience in the industry to the Board. Mr. Nattrass is familiar with the Company’s day-to-day operations and performance and the horticulture industry in general. Mr. Nattrass’ insight into the Company’s operations and performance is critical to Board discussions.

Richard (Dick) A. Akright was appointed as our Interim Chief Financial Officer in August 2019 and was appointed as our Chief Financial Officer in December 2019. He was appointed as a director of our company in February 2020. From August 2018 to present, Mr. Akright has been a director with Akright Group International LLC, where he performs financial consulting services for small and mid-sized businesses. From May through July 2018, he was unemployed. From July 2013 through May 2018, he served as Chief Financial Officer for LABS, Inc., a privately held company. Mr. Akright was a director and chair of the Audit Committee for Koala Corporation (Nasdaq: KARE) in 2003. He has served as Chief Financial Officer of companies owned by private equity investors and in the top financial position of corporate divisions of publicly traded companies. He received a Bachelor of Business degree in Accounting from Western Illinois University in 1980 and a Master of Science in Business Administration from Colorado State University in 1989. Mr. Akright is a former chief financial officer who brings more than 20 years of executive leadership experience across a variety of industries. In addition, he brings prior public company director experience to our Board. His prior experience and financial expertise provide the Board with important insights into business operations.

James H. Dennedy was appointed as a director of our Company in August 2018. From January 2017 to present, Mr. Dennedy has served as Director and Chief Financial Officer for Interurban Capital Group, a capital investment and management services company. From May 2011 through January 2017, he was the President and Chief Executive Officer of Agilysys, Inc., a company offering software solutions to the hospitality industry. Mr. Dennedy served as a director for Agilysis, Inc. (Nasdaq: AGYS) from June 2009 to January 2017. Mr. Dennedy received an MA degree in Economics from the University of Colorado, Boulder, an MBA degree from The Ohio State University and a BS degree in Economics from the US Air Force Academy. Mr. Dennedy has extensive financial, executive leadership, and organizational experience. Mr. Dennedy also has experience serving as a director of a public company, which brings important insights into board oversight and corporate governance matters. Mr. Dennedy is chairman of the Company’s Audit Committee and an Audit Committee financial expert with experience in various accounting and financial roles.

Lance Galey was appointed as a director of our Company in August 2018. Since 2020, Mr. Galey has served as the Chief Software Architect of Autodesk, Inc. From July 2017 to January 2020, Mr. Galey served as Vice President, SaaS Engineering, Oracle Cloud Infrastructure at Oracle. From June 2016 to July 2017, Mr. Galey was Chief Technology Officer for MassRoots, Inc., a publicly traded company providing a technology platform for the cannabis industry. From May 2016 through June 2017, Mr. Galey was the Principal Cloud Architect at Dynamics 365 at Microsoft, Inc. From February 2014 through April 2016, he was Chief Cloud Architect at Autodesk, Inc., where he helped transform their products into strategic SaaS businesses. From June 2012 through February 2014, he was Vice President and Principal Architect at Salesforce.com, where he led the architecture and development of numerous core infrastructure services underlying a large portfolio of Salesforce SaaS applications and was selected as the executive MVP for the technology division of Salesforce.com. Prior to his time at Salesforce, Mr. Galey served as Chief Architect and Head of OpenStack Engineering of Cloud Services for WebEx, a division of Cisco and as the Director of Architecture for the Disney Connected and Advanced Technologies division of The Walt Disney Company. Mr. Galey also served as Senior Program Manager at Microsoft Inc. and began his career at Amazon and Level 3 Communications. He received a Bachelor of Science degree from Regis University in 2004. Mr. Galey is a seasoned executive with technical and management experience in the industry in which the Company operates. Mr. Galey brings vital technological expertise to the Board and provides important insights to our Board regarding the Company’s equipment and product offering and the business development of the Company.

8

James R. Lowe was appointed as a director of our Company in August 2018. Mr. Lowe cofounded MJardin Group in 2014 where he served as President of Cultivation, overseeing all cultivation operations through 2017. Mr. Lowe left MJardin Group to become EVP of Operations of GrowForce, a spinout from MJardin Group based in Canada focusing on international cannabis opportunities. Mr. Lowe is no longer an officer of Growforce. Mr. Lowe has served as a director of MJardin Group (CSE: MJAR) (OTCQX: MJARF) since March 2014. Since December 2015, he has also been an owner of Potco LLC, one of the highest grossing single site medical cannabis dispensary and grow facilities in Colorado. He has also been a cultivation advisor for Lightshade Labs, LLC, where he has provided guidance on cultivation operations since 2012. Mr. Lowe is also the owner of Next1 Labs, a vertically integrated extraction and concentrate business with a multi-acre outdoor farm complex and the one of the largest producers of live resin products in the state of Colorado. Lastly, Mr. Lowe entered the legal cannabis market in 2009 as the owner of Cloud9 Support LLC, a retail horticulture supplies and design company that was responsible for over 50 design projects and construction assists while laying the groundwork for future endeavors. Mr. Lowe brings to the Board significant experience in the horticulture and cannabis industry and prior public company director experience within the industry. Mr. Lowe’s extensive knowledge of the industry brings valuable insights to the Board regarding customer demand and product offerings. These views add important insights within discussions of the Board.

Lewis O. Wilks was appointed as a director of our Company in August 2018. Since 2004, Mr. Wilks has been the Senior Managing Partner at Bright Peaks Venture Capital LLC, where he oversees the company’s investments. In addition, since November 2015, he has been the Executive Chairman of NCS Analytics, a Denver based company that is implementing its patent pending, predictive analytics engine to provide financial, regulatory, and audit service to clients with real-time alerts for cash intensive businesses. Since June 2017, he has also been Chairman of FuseIntel, a company doing intelligence sector analytics. From September 1997 to September 2001, he served as the Chief Strategy Officer for Qwest Communications. Mr. Wilks received a Bachelor of Science degree in Computer Science from the University of Central Missouri in 1979. Mr. Wilks brings valuable experience to the Board through his prior management and technical experience. His business understanding and technological background provide the Board with important insights regarding the Company’s operations, product offering and business development.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director, Director Nominee, or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee, or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees, or executive officers. To the Company’s knowledge, there have been no material legal proceedings as described in Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors, Director Nominees, or executive officers. Excluding Proposal 1 (Election of Directors), members of the Board and executive officers of the Company do not have any substantial interest, direct or indirect, in any of the matters currently anticipated to be acted upon at the Annual Meeting.

9

the board of directors recommends that the STOCKHOLDERS vote “for” each director nominee For election to the board of directors

Board Committees and Meetings

The Board has established three standing committees, the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee, to assist it with the performance of its responsibilities. The Board designates the members of these committees and the committee chairs based on the recommendation of the Corporate Governance and Nominating Committee. The Board has adopted written charters for each of these committees, which can be found at the investor relations section of the Company’s website at http://urban-gro.com. Copies are also available in print to any stockholder upon written request to urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, Attention: Corporate Secretary. The chair of each committee develops the agenda for that committee and determines the frequency and length of committee meetings.

The Board held four meetings during 2019. Directors are expected to attend Board meetings, the Annual Meeting of Stockholders and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. During 2019, each director attended 75% or more of the aggregate of the total number of meetings of the Board. During 2019, each director attended 75% or more of the aggregate of the total number of meetings held by all committees of the Board on which such director then served. Every director then serving attended the 2019 Annual Meeting of Stockholders.

Audit Committee

Our Board has established an Audit Committee, which as of February 2020 consists of three independent directors, Mr. Dennedy (Chairperson), Mr. Wilks and Mr. Galey. The Audit Committee held two meetings during 2019. The committee’s primary duties are to:

•	review and discuss with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review, as the case may be;
•	review our financial reporting processes and internal control over financial reporting systems and the performance, generally, of our internal audit function;
•	oversee the audit and other services of our independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, which reports directly to the Audit Committee;
•	provide an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;
•	review any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;

•	prepare the Audit Committee report for inclusion in our proxy statement for our annual stockholder meetings;
•	establish procedures for complaints received regarding our accounting, internal accounting control and auditing matters; and
•	approve all audit and permissible non-audit services conducted by our independent registered public accounting firm.

10

The Board has determined that each of our Audit Committee members are independent of management and free of any relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment and are independent, as that term is defined under the enhanced independence standards for audit committee members in the Exchange Act and the rules promulgated thereunder.

The Board has determined that Mr. Dennedy is an “audit committee financial expert,” as that term is defined in the rules promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Sarbanes-Oxley Act of 2012. The Board has further determined that each of the members of the Audit Committee shall be financially literate and that at least one member of the committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment.

Compensation Committee

Our Board has established a Compensation Committee, which as of February 2020 consists of three independent directors (as defined under the general independence standards of the NYSE listing standards and our Corporate Governance Guidelines): Mr. Wilks (Chairperson), Mr. Dennedy and Mr. Galey. Messrs Wilks, Dennedy and Galey are each a “non-employee director” (within the meaning of Rule 16b-3 of the Exchange Act). The Compensation Committee held two meetings during 2019. The committee’s primary duties are to:

•	approve corporate goals and objectives relevant to executive officer compensation and evaluate executive officer performance in light of those goals and objectives;

•	determine and approve executive officer compensation, including base salary and incentive awards;

•	make recommendations to the Board regarding compensation plans; and

•	administer our stock plan.

Our Compensation Committee determines and approves all elements of executive officer compensation. It also provides recommendations to the Board with respect to non-employee director compensation. The Compensation Committee may not delegate its authority to any other person, other than to a subcommittee.

Corporate Governance and Nominating Committee

Our Board has also established a Corporate Governance and Nominating Committee, which consists of Mr. Lowe (Chairperson) and Messrs. Dennedy and Wilks. The Corporate Governance and Nominating Committee held two meetings during 2019. The committee’s primary duties are to:

•	recruit new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;

•	review the size and composition of our Board and committees;

•	oversee the evaluation of the Board;

•	recommend actions to increase the Board’s effectiveness; and

•	develop, recommend and oversee our corporate governance principles, including our Code of Business Conduct and Ethics and our Corporate Governance Guidelines.

11

Corporate Governance

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics applies to all of our officers, employees and directors, including our Chief Executive Officer and Chief Financial Officer. We have always conducted our business in accordance with the highest standards of conduct. Full compliance with the letter and spirit of the laws applicable to our businesses is fundamental to us. Equally important are equitable conduct and fairness in our business operations and in our dealings with others. Our Code of Business Conduct and Ethics reflects the foregoing principles. The full text of our Code of Business Conduct and Ethics is published on our website at https://ir.urban-gro.com/investors/.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Business Conduct and Ethics applicable to our Chief Executive Officer and Chief Financial Officer by posting such information on our website http://urban-gro.com.

Corporate Governance Guidelines

The Board has also adopted a set of Corporate Governance Guidelines that reflect our governance principles and our commitment to maintaining high corporate governance standards. The Corporate Governance and Nominating Committee is responsible for periodically reviewing the Corporate Governance Guidelines and the Code of Business Conduct and Ethics and making recommendations on governance issues that should be addressed by the Board.

Director Independence

The standards relied upon by the Board in affirmatively determining whether a director is “independent” are those set forth in the rules of the NYSE American Company Guide, which generally provide that independent directors are persons other than the Company’s executive officers or employees.

The NYSE American rules provide that members of the audit committee must also comply with the independence standards under Rule 10A-3 of the Exchange Act, which provide that a member of an audit committee of a company, other than an investment company, may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service); or (ii) be an affiliated person of the Company or any subsidiary thereof.

In accordance with the NYSE American independence definitions, the Board also makes an affirmative determination that each potential independent director does not have any relationship that, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board, in applying the above-referenced standards, has affirmatively determined that the following directors are “independent” within the meaning of the NYSE American rules: Messrs. Dennedy, Galey and Wilks. In addition, the Board has affirmatively determined that each of Messrs. Dennedy, Wilks and Galey, who comprise the Company’s Audit Committee, meet the additional independence requirements applicable to audit committee members under the NYSE American rules and Rule 10A-3 under the Exchange Act.

12

Board Leadership

The offices of the chairman of the Board and chief executive officer are currently combined. Mr. Nattrass serves as the Company’s chairman and chief executive officer. The Board believes that this structure is the most appropriate structure at this time for several reasons. Mr. Nattrass is responsible for the day-to-day operations of the Company and the execution of its strategies. Since these topics are an integral part of Board discussions, Mr. Nattrass is the director best qualified to chair those discussions. In addition, Mr. Nattrass’ experience and knowledge of the Company and the industry are critical to Board discussions and the Company’s success. The Board believes that Mr. Nattrass is well qualified to serve in the combined roles of chairman and chief executive officer and that Mr. Nattrass’ interests are sufficiently aligned with the stockholders he represents.

The Board does not have a lead independent director. However, to help ensure the independence of the Company’s Board, the independent directors of the Board generally meet without members of management at various times during the year. The Board relies upon the foregoing processes and the level of experience and qualifications of its independent directors to compensate for having a non-independent chairman of the Board.

Board’s Role in Risk Oversight

The Board actively manages the Company’s risk oversight process and receives periodic reports from management on areas of material risk to the Company, including operational, financial, legal, and regulatory risks. The Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board with its oversight of the Company’s major financial risk exposures. The Compensation Committee assists the Board with its oversight of risks arising from the Company’s compensation policies and programs. The Corporate Governance and Nominating Committee assists the Board with its oversight of risks associated with board organization, board independence, and corporate governance. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed about the risks.

Director Nomination Policy

Each Director Nominee was recommended to the Board by the Corporate Governance and Nominating Committee for nomination. Generally, candidates for director are identified and suggested by the members of the Board or management using their business networks. The Corporate Governance and Nominating Committee is responsible for reviewing with the Board, the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole. The Board and the Corporate Governance and Nominating Committee have established that a new director nominee must have a track record in general business management, special expertise in areas of strategic interest to the Company, the ability to devote the time required, and a willingness to serve in order to be recommended for Board membership. In recommending candidates, the Corporate Governance and Nominating Committee considers such factors as it deems appropriate, including potential conflicts of interest, professional experience, personal character, diversity, and particular areas of expertise, all in the context of the needs of the Board. Although the Company does not have a policy regarding diversity, the Corporate Governance and Nominating Committee and the Board believe that it is essential that individual Board members represent diverse opinions, perspectives, professional experiences, and backgrounds. Nominees for directorships are selected by the Corporate Governance and Nominating Committee and recommended to the Board in accordance with the policies and principles in its charter.

13

The Corporate Governance and Nominating Committee does not have a policy with regard to consideration of director candidates recommended by stockholders. The Company does not believe that it is necessary for the Corporate Governance and Nominating Committee to have such a policy because to date, the Company has not received any recommendations from stockholders requesting that the Corporate Governance and Nominating Committee consider a candidate for inclusion among the slate of nominees in the Company’s Proxy Statement and the directors are elected by a majority of the votes cast in person or by proxy at a meeting at which a quorum is present. The Corporate Governance and Nominating Committee will consider all proposed nominees for the Board, including those put forward by stockholders. Stockholders nominations should be addressed to the Corporate Secretary at urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, who will provide it to the Corporate Governance and Nominating Committee.

Each notice of a stockholder proposal for a director nominee must set forth:

•	the name and address of such stockholder, as they appear on our books, and of such beneficial owner;
•	the number of shares of each class of our stock which are owned beneficially and of record by such stockholder and such beneficial owner; and
•	as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

If the Board has determined that directors will be elected at a special meeting of stockholders, any stockholder of the Company who is a stockholder of record both at the time of giving of notice of such meeting and at the time of the special meeting, and who is entitled to vote at the meeting and who complies with the required notice procedures may nominate a person for election to the Company’s Board. Such stockholder must deliver a notice containing the information described above to the Corporate Secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. These requirements are in addition to the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.

Communication with the Board of Directors

Stockholders and other interested parties who wish to communicate with the Board may do so by writing to the following address: c/o Bradley Nattrass, Chairperson of the Board of Directors, urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026. Our Audit Committee has also adopted a whistle-blower policy to allow employees, stockholders and other interested persons to communicate directly with our Audit Committee, including reporting complaints relating to accounting, internal accounting controls, or auditing matters. Communications should be addressed to Mr. Jim Dennedy, Chairperson of the Audit Committee, at urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026.

14

Compensation of directors

Elements of Director Compensation

Prior to January 2020, non-employee directors were provided with a stock option to purchase 100,000 shares of Common Stock upon their appointment to the Board. All such stock options are subject to vesting proportionately over a 3-year period, commencing on April 30th of each year following the year of the grant. In addition, each director who serves as a member of a standing committee of the Board was entitled to receive an additional stock option to purchase 10,000 shares of Common Stock for each committee on which he or she serves, which options vested at the end of each year of service on the applicable committee. The exercise price for any stock options issued to our non-employee directors will be at least equal to the fair market value on the applicable date of grant. Beginning in January 2020, non-employee directors were granted restricted shares of Common Stock as an annual retainer and for serving as a member of a standing committee. Each director will be required to attend a minimum of 75% of all Board meetings per year in person or telephonically. Directors are reimbursed for travel and other expenses directly associated with Company business. Directors that are also employees of the Company do not receive any additional compensation for their role as a director at this time.

Fiscal Year 2019 Director Compensation Table

The following table provides information regarding director compensation during 2019. Mr. Gutierrez did not receive director compensation as he was an employee during the majority of 2019. Mr. Nattrass’ compensation is reported in the Fiscal Year 2019 and 2018 Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All other compensation ($)	Total ($)
James H. Dennedy(3)	–	–	17,827	–	–	–	17,827
Lance Galey(4)	–	–	17,827	–	–	–	17,827
Octavio Gutierrez	–	–	–	–	–	–	–
James R. Lowe(5)	–	–	8,913	–	–	–	8,913
Lewis O. Wilks(6)	–	–	26,740	–	–	–	26,740

(1)	The amounts in this column represent the aggregate grant date fair value of stock options computed in accordance with Accounting Standards Codification (“ASC”) 718, Compensation—Stock Compensation (“ASC 718”). The fair value of stock options is calculated using the Black-Scholes option-pricing model.

(2)	The chart below shows the aggregate number of outstanding restricted stock units and stock options held by each non-employee director as of December 31, 2019.

Director	Restricted Stock Units	Stock Options
Dennedy	–	120,000
Galey	–	120,000
Gutierrez	–	–
Lowe	–	110,000
Wilks	–	130,000

(3)	Mr. Dennedy received an option under the Company’s 2019 Equity Incentive Plan (the “2019 Plan”) to purchase 20,000 shares at an exercise price of $1.20 for serving on the Audit Committee and Compensation Committee.

(4)	Mr. Galey received an option under the 2019 Plan to purchase 20,000 shares at an exercise price of $1.20 for serving on the Compensation Committee and Corporate Governance and Nominating Committee.

(5)	Mr. Lowe received an option under the 2019 Plan to purchase 10,000 shares at an exercise price of $1.20 for serving on the Corporate Governance and Nominating Committee.

(6)	Mr. Wilks received an option under the 2019 Plan to purchase 30,000 shares at an exercise price of $1.20 for serving on the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

15

Executive Officers

The Company’s executive officers are appointed by the Board and hold office until their successors are chosen and qualified. The following table and text sets forth certain information with respect to the Company’s executive officers as of May 13, 2020. Messrs. Nattrass and Akright are each nominees to serve as a member of our Board, and their biographies are set forth above under the heading “Election of Directors.”

Name	Age	Positions
Bradley J. Nattrass	48	Chief Executive Officer
Richard (Dick) A. Akright	61	Chief Financial Officer
Jonathan Nassar	50	Executive Vice President - Sales
Mark Doherty	41	Executive Vice President – Operations
Brian Zimmerman	59	Executive Vice President - Engineering

Jonathan Nassar joined urban-gro in September 2018 as Executive Vice President of Sales where he oversees urban-gro’s global sales efforts and “Go to Market” strategy. From October 2016 to present, Jonathan has been a founder in Steelgenix, an advanced building systems company. From December 2014 to December 2016 Jonathan was Senior Vice President of Sales for Documoto, a cloud-based solutions company. Jonathan has over 20 years of technology leadership and sales experience and has also been a real estate developer. Jonathan received a Bachelor of Science in Business Management from Wesley College, Delaware.

Mark Doherty joined urban-gro in March 2016 and was appointed as our Executive Vice President of Operations in December 2019. Prior to his appointment, Mark served urban-gro in the roles of Director of Sales, Director of Project Management and Vice President of Cultivation Technologies. From 2013 until joining the urban-gro team, Mark served as Managing Partner for MedCann Advisors, a consulting firm focused on license acquisition in competitive bid cannabis markets. Mark began his career in controlled environment agriculture in 2010 when he founded Aqua Vita Farms, a 14,000 square foot indoor aquaponic operation producing fish, lettuce, and basil. Mark earned his BS in Business Administration from SUNY Polytechnic Institute and holds an MBA from the State University of New York.

Brian L. Zimmerman was appointed as our Executive Vice President of Engineering in December 2019. Mr. Zimmerman is also President of Impact Engineering, Inc., where he has served since he formed the company in June 1997. The Company acquired Impact Engineering, Inc. in March of 2019. Mr. Zimmerman has over 30 years of experience as a designer, engineer and owner in the commercial HVAC, plumbing and electrical engineering markets. Mr. Zimmerman received a Bachelor of Science Degree in Mechanical Engineering Technology from Metropolitan State University in 1989 and passed the Colorado Professional Engineering Exam in 1992. Mr. Zimmerman is a registered Professional Engineer in Colorado and has Professional Engineering reciprocity in Arizona and California.

COMPENSATION OF EXECUTIVE OFFICERS

We are an “emerging growth company” under applicable SEC rules and are providing disclosure regarding our executive compensation arrangements pursuant to the rules applicable to emerging growth companies, which means that we are not required to provide a compensation discussion and analysis and certain other disclosures regarding our executive compensation. The following discussion relates to the compensation of our named executive officers for 2019, consisting of Bradley J. Nattrass, our Chairman and Chief Executive Officer, and our two other most highly compensated executive officers as of December 31, 2019, Jonathan Nassar, Executive Vice President – Sales, and Mark Doherty, Executive Vice President – Operations.

We have a Compensation Committee comprised of Messrs. Wilks, Dennedy and Galey. Under our Compensation Committee charter, our Compensation Committee determines and approves all elements of executive officer compensation. The Compensation Committee’s primary objectives in determining executive officer compensation are (i) developing an overall compensation package that is at market levels and thus fosters executive officer retention and (ii) aligning the interests of our executive officers with our stockholders by linking a significant portion of the compensation package to performance.

16

Fiscal Year 2019 and 2018 Summary Compensation Table

The following Fiscal Year 2019 and 2018 Summary Compensation Table contains information regarding compensation for 2019 and 2018 that the Company paid to Mr. Nattrass and its two other most highly compensated executive officers as of December 31, 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)		Total ($)
Bradley J. Nattrass	2019	240,962	–	–	–	–	–	19,950	(2)	260,912
Chairman of the Board and Chief Executive Officer	2018	202,998	25,000	–	–	–	–	–		227,998

Jonathan Nassar(3)	2019	212,000	–	–	–	–	–	–		212,000
Executive Vice President - Sales	2018	53,606	–	125,000	134,406	–	–	–		313,012

Mark Doherty(4)	2019	148,846	18,000	–	40,545	–	–			207,391
Executive Vice President - Operations	2018	161,896	35,000	–	–	–	–	28,307	(5)	225,203

(1)	Amounts shown in the columns captioned “Stock awards” and “Option awards” represent the aggregate grant date fair value of the awards computed in accordance with ASC 718. For a description of the assumptions used by the Company to value these awards, see Note 13 to our financial statements included in the Annual Report.
(2)	Represents amounts paid to Mr. Nattrass pursuant to a car allowance and health insurance premiums paid on Mr. Nattrass’ behalf.
(3)	Mr. Nassar received a restricted Common Stock grant of 125,000 shares on August 18, 2018 and a stock option to purchase 150,000 shares of Common Stock at an exercise price of $1.10 per share on August 18, 2018.
(4)	Mr. Doherty received a stock option to purchase 45,000 shares of Common Stock at an exercise price of $1.20 per share on January 1, 2019.
(5)	Represents moving expense reimbursements.

17

Employee Agreements

We do not have employment agreements with any of our named executive officers.

Equity Incentive Awards

Mr. Nattrass has not received any equity incentive awards.

Mr. Nassar received a restricted Common Stock grant of 125,000 shares on August 18, 2018 that vests proportionately on each August 31 over a 3-year period beginning on August 31, 2019. Mr. Nassar received a stock option grant to purchase 150,000 shares of Common Stock at an exercise price of $1.10 per share on August 18, 2018 that vests proportionately on each August 31 over a 3-year period beginning on August 31, 2019.

Mr. Doherty received a restricted a stock option grant to purchase 45,000 shares of Common Stock at an exercise price of $1,20 per share on January 1, 2019 that vests proportionately on each December 31 over a 3-year period beginning on December 31, 2019.

Retirement Benefits

We provide all qualifying employees with the opportunity to participate in our tax-qualified 401(k) plan. The plan allows employees to defer receipt of earned salary, up to tax law limits, on a pre-tax basis. Accounts may be invested in a wide range of mutual funds. The Company has not provided any employer contributions to the plan.

18

Fiscal Year 2019 Outstanding Equity Awards At Fiscal Year-End Table

The following table lists all of the outstanding equity awards held on December 31, 2019 by each of the Company’s named executive officers. The table also includes the value of awards based on the closing price of the Common Stock on December 31, 2019, which was $1.20 per share.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Bradley J. Nattrass	–	–	–-	–	–	–	–	–	–
Jonathan Nassar	50,000(1)	100,000(1)	–	$1.20	August 18, 2028	66,667	80,000	–	–
Mark Doherty	15,000 (2)	30,000 (2)	–	$1.20	January 1, 2029	–	–	–	–

(1)	Mr. Nassar received a stock option to purchase 150,000 shares of Common Stock at an exercise price of $1.10 per share on August 18, 2018. Such options vest proportionately over three years, commencing on August 31, 2019.
(2)	Mr. Doherty received a stock option to purchase 45,000 shares of Common Stock at an exercise price of $1.20 per share on January 1, 2019. Such options vest proportionately over three years, commencing on January 1, 2020.

19

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information about our equity compensation plans as of December 31, 2019. All outstanding awards relate to our Common Stock.

Plan category	Number of securities to be issued upon vesting of grants and exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plan approved by stockholders(1)	151,000	$1.69	3,328,200
Equity compensation plan not approved by stockholders(2)	1,963,668	$1.14	–
Total	2,114,668	$1.21	3,328,200

(1)	The 2019 Plan was adopted in March 2019.
(2)	The Company’s 2018 Equity Incentive Plan was adopted in January 2018.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and any persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. SEC regulations require executive officers, directors, and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file. Based solely on the Company’s review of the copies of such forms furnished or available to the Company, the Company believes that its directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements for the year ended December 31, 2019, except as follows: Jonathan Nassar (1 known failure to file); Mark Doherty (1 known failure to file); and Brian Zimmerman (1 known failure to file).

Certain Relationships and Related Transactions

The Company’s policy requires that any transactions with related parties requires a formal agreement to be entered into and the approval of the Board.

20

We purchase certain cultivation products from Bravo Lighting, LLC d/b/a Bravo Enterprises (“Bravo”), Bravo Aviation, and Enviro-Glo, LLC (“Enviro-Glo”), distributors of commercial building lighting and other product solutions, which are each controlled by Bradley Nattrass, our Chief Executive Officer, and Octavio Gutierrez, a director of the Company. Purchases from Bravo, Bravo Aviation and Enviro-Glo for the year ended December 31, 2019 totaled $45,129. Outstanding receivables from Bravo and Enviro-Glo as of December 31, 2019 totaled $0. Net outstanding payables incurred for purchases of inventory and other services to Bravo and Enviro-Glo as of December 31, 2019 totaled $8,570.

We entered into a lease agreement with Bravo to sublease office space for 12 months commencing in September 2017, which was renewed in September 2018. We made lease payments totaling $24,000 in 2019.

We have worked with Cloud9 Support, LLC, a company owned by James Lowe, a director of the Company. Cost of revenues provided by Cloud9 Support, LLC during 2019 totaled $97,329. Cloud9 Support, LLC also purchases materials from us. Total purchases by Cloud9 Support, LLC from us during the year ended December 31, 2019 was $392,963. Outstanding receivables from Cloud9 Support, LLC as of December 31, 2019 was $49,659. Net outstanding payables incurred for purchases of inventory and other services to Cloud9 Support, LLC as of December 31, 2019 totaled $16,402.

In October 2018, we issued a $1 million unsecured note payable from to Cloud9 Support Inc. (“Cloud9 Support”), an entity owned by James R. Lowe, a director of the Company, which originally became due April 30, 2019. The note is personally guaranteed by Bradley Nattrass, our Chief Executive Officer, and Octavio Gutierrez, a director of the Company. The loan had a one-time origination fee of $12,500. Interest accrued at the rate of 12% per annum and was paid monthly. As additional consideration for the loan, we granted Mr. Lowe (as designee of Cloud9 Support) an option to purchase 30,000 shares of our Common Stock at an exercise price of $1.20 per share, which option is exercisable for a period of five years. The due date for the note payable was extended in May 2019 to December 31, 2019 and the interest rate was decreased to 9% per year. In consideration for Cloud9 Support extending the maturity date of the note and reducing the interest rate, we issued 10,000 shares of our Common Stock to Mr. Lowe (as designee of Cloud9 Support). In December 2019, in connection with our entry into the Credit Agreement (as defined below), the due date for the note payable was extended to December 31, 2021, and we issued Mr. Lowe (as designee of Cloud9 Support) an additional 100,000 shares of Common Stock in exchange for this extension and his agreement to subordinate the loan to the obligations set forth in the Credit Agreement.

On February 21, 2020, we entered into an agreement to amend the promissory note to extend the maturity date of the promissory note from December 31, 2019 to the date which is the earlier of 60 days following the date: (a) on which demand for repayment is made by the lender under the letter agreement by and among the Company, as borrower, urban-gro Canada Technologies Inc. and Impact Engineering, Inc., as guarantors, the lenders party thereto, and Bridging Finance Inc., as administrative agent for the lenders (the “Credit Agreement”); or (b) which is the maturity date of the Credit Agreement.

In addition, on February 25, 2020, the Company entered into a subordination, postponement and standstill agreement with Cloud9 Support (the “Subordination Agreement”) pursuant to which Cloud9 Support agreed to postpone and subordinate all payments due under the promissory note until the facilities under the Credit Agreement have been fully and finally repaid. The term for the Subordination Agreement will continue in force as long as the Company is indebted to the agent or lenders under the Credit Agreement. In consideration for Cloud9 Support’s agreement to extend the maturity date of the promissory note and to enter into the Subordination Agreement, we issued 100,000 shares of common stock to Mr. Lowe (as designee of Cloud9 Support). The largest aggregate amount of principal outstanding during 2019 was $1,000,000. As of May 13, 2020, $1,000,000 was outstanding under the note. The amount of principal and interest paid on the note during 2019 was $0 and $136,094, respectively.

21

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 2)

The Board has appointed BF Borgers CPA PC as our independent registered public accounting firm for the year ending December 31, 2020. A representative of BF Borgers CPA PC is expected to be present at the virtual Annual Meeting, will have an opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of BF Borgers CPA PC to the stockholders for ratification. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPOINTMENT OF BF BORGERS CPA PC TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020

Fees Paid to BF Borgers CPA PC

The following table shows the aggregate fees for professional services provided to the Company by BF Borgers CPA PC for 2019 and 2018:

	2019	2018
Audit Fees	$135,000	$126,900
Audit-Related Fees	3,240	–
Tax Fees	–	5,800
All Other Fees	–	–
Total	$138,240	$132,700

Audit Fees. This category includes the audit of the Company’s annual consolidated financial statements, reviews of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided by its independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of the Company’s interim financial statements.

Audit-Related Fees. This category consists of assurance and related services by its independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include audit-related work regarding acquisitions, divestitures, the incurrence of additional indebtedness, and debt covenant compliance.

Tax Fees. This category consists of professional services rendered by the Company’s independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and statutory tax audit services and tax compliance services.

All Other Fees. This category consists of fees for other miscellaneous items.

Our Audit Committee is responsible for approving all audit, audit-related, tax and other fees. The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor at the beginning of the fiscal year. Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year. Any additional non-audit services contemplated by us after the beginning of the fiscal year are submitted to the Audit Committee Chairperson for pre-approval prior to engaging the independent auditor for such services. Such interim pre-approvals are reviewed with the full Audit Committee at its next meeting for ratification. The audit, audit-related fees, tax fees, and other fees paid to BF Borgers CPA PC with respect to 2019 and 2018 were pre-approved by the Audit Committee.

22

Report of the Audit Committee

In accordance with our Audit Committee Charter, our Audit Committee oversees our financial reporting process on behalf of our Board. Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee’s responsibility is to monitor and oversee these processes. In fulfilling its oversight responsibilities, our Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2019, with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Our Audit Committee reviewed with the independent registered public accounting firm, which is responsible for auditing our financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, the firm’s judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the Audit Committee by the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

In addition, our Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, discussed with our independent registered public accounting firm the firm’s independence from both management and our Company, and considered the compatibility of our independent registered public accounting firm’s provision of non-audit services to our company with its independence.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibility of our Audit Committee referred to below, our Audit Committee recommended to our Board that (and our Board has approved) the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the Securities and Exchange Commission.

None of the members of our Audit Committee are professional accountants. Committee members rely on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, our Audit Committee serves an oversight role and does not in itself determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with United States generally accepted accounting principles, or that BF Borgers CPA PC is in fact “independent.”

AUDIT COMMITTEE

James H. Dennedy

Lewis O. Wilks

Lance Galey

23

STOCKHOLDER PROPOSALS

All proposals that stockholders seek to have included in the proxy statement and form of proxy, including proposals for director nominees, for the Company’s 2021 Annual Meeting of Stockholders must be received at the Company’s principal executive offices at 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, not later than January 13, 2021. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and form of proxy in accordance with applicable law.

A stockholder who wishes to present a proposal at the Company’s 2021 Annual Meeting of Stockholders, including proposals for director nominees, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices at 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, no later than March 29, 2021.

OTHER BUSINESS

Management is not aware of any other business to come before the Annual Meeting other than as set forth in the Notice. Should any other business be properly brought before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares of Common Stock represented thereby in accordance with their discretion and best judgment on such matter.

ADDITIONAL INFORMATION

Stockholders that have additional questions about the information contained in this Proxy Statement should contact the Company at urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026 or at phone number (720) 390-3880.

BY ORDER OF THE BOARD OF DIRECTORS,

Bradley J. Nattrass

Chief Executive Officer

May 18, 2020

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE VIRTUAL ANNUAL MEETING AND WISH THEIR SHARES TO BE VOTED ARE URGED TO VOTE BY PROXY AS DESCRIBED IN THE NOTICE.

24

â     Please ensure you fold then detach and retain this port of this Proxy      â

URBAN-GRO, INC. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS – May 28, 2020 at 10:00 AM MT
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Bradley Nattrass and Richard (Dick) Akright with power of substitution, as proxy to vote the shares of Common Stock of the undersigned in Urban-gro, Inc. at the Annual Meeting of Stockholders to be held virtually via live webcast on the internet on May 28, 2020, at 10:00 a.m. Mountain Time and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/UGRO
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF URBAN-GRO, INC. PROXY	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR	AGAINST	ABSTAIN
Election of Directors:
	Bradley J. Nattrass		☐	☐	☐
	Richard (Dick) A. Akright		☐	☐	☐	Control ID:
	James H. Dennedy		☐	☐	☐	REQUEST ID:
	Lance Galey		☐	☐	☐
	James R. Lowe		☐	☐	☐
	Lewis O. Wilks		☐	☐	☐
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of BF Borgers CPA PC as the Company’s independent registered public accountant, to audit the Company’s financial books and records for its fiscal year ending December 31, 2020.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS WHO RECOMMEND VOTING FOR ALL ITEMS. IT WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)